CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)
For the Periods Ended December 31, 2003 and 2002
--------------------------------------------------

                                                            Three Months Ended                       Year to Date
                                                            ------------------                       ------------
                                                             2003             2002                 2003             2002
                                                            Actual           Actual               Actual           Actual
                                                            ------           ------               ------           ------
Revenues:
--------
  Minimum rent                                           $69,870,042       $67,516,490        $275,449,673      $262,720,557
  Percentage rent                                          3,037,344         3,709,915           4,536,446         5,173,575
  Recoveries from tenants                                 19,539,684        18,538,020          79,939,958        75,385,175
  Management fees and commissions                          1,412,552         1,443,794           6,418,937         4,616,916
  Equity in income of investments in
     real estate partnerships                              5,366,450         1,577,641          11,276,409         5,764,909
                                                    -----------------------------------   -----------------------------------
        Total revenues                                    99,226,072        92,785,860         377,621,423       353,661,132
                                                    -----------------------------------   -----------------------------------

Operating Expenses:
------------------
  Depreciation and amortization                           19,440,388        18,469,046          74,741,180        67,845,443
  Operating and maintenance                               14,112,172        14,102,329          53,207,353        49,554,740
  General and administrative                               7,790,753         7,171,785          24,229,199        22,756,590
  Real estate taxes                                        9,936,674         9,270,628          39,754,998        37,705,837
  Other operating expense (income)                         3,420,880        (2,480,142)          4,993,051        (1,801,588)
                                                    -----------------------------------   -----------------------------------
        Total operating expenses                          54,700,867        46,533,646         196,925,781       176,061,022
                                                    -----------------------------------   -----------------------------------

Other Expense (Income):
----------------------
  Interest expense, net of interest income                21,126,642        22,453,117          84,017,406        84,222,269
  Gain from sale of operating or
    development properties                               (27,117,331)      (10,204,234)        (48,717,043)      (20,904,828)
  Provision for loss on operating properties                       0         1,070,000           1,249,175         1,070,000
  Other expense (income)                                           0                 0                   0        (2,383,524)
                                                    -----------------------------------   -----------------------------------
      Total other expense                                 (5,990,689)       13,318,883          36,549,538        62,003,917
                                                    -----------------------------------   -----------------------------------

        Income before minority interests                  50,515,894        32,933,331         144,146,104       115,596,193

Minority interest preferred unit distributions            (5,081,250)       (8,368,752)        (29,826,131)      (33,475,008)
Minority interest of exchangeable partnership units         (964,449)         (598,598)         (2,582,444)       (2,013,844)
Minority interest of limited partners                       (184,124)         (131,979)           (501,260)         (492,137)
                                                    -----------------------------------   -----------------------------------
        Income from continuing operations                 44,286,071        23,834,002         111,236,269        79,615,204
                                                    -----------------------------------   -----------------------------------

Discontinued Operations:
  Operating Income from discontinued operations              929,134         2,117,191           3,564,142        14,818,224
  Gain from sale of operating or development
    properties                                             9,492,329         8,857,526          15,989,084        16,091,240
                                                    -----------------------------------   -----------------------------------
        Income from discontinued operations               10,421,463        10,974,717          19,553,226        30,909,464
                                                    -----------------------------------   -----------------------------------

        Net Income                                        54,707,534        34,808,719         130,789,495       110,524,668
                                                    -----------------------------------   -----------------------------------

Preferred stock dividends                                 (1,418,375)         (582,320)         (4,175,130)       (2,858,204)
                                                    -----------------------------------   -----------------------------------
           Net income for common stockholders            $53,289,159       $34,226,399        $126,614,365      $107,666,464
                                                    ===================================   ===================================

CALCULATION OF EARNINGS AND FFO PER SHARE
For the Periods Ended December 31, 2003 and 2002
------------------------------------------------

                                                                 Three Months Ended                       Year to Date
                                                                 ------------------                       ------------
                                                                 2003             2002                 2003             2002
                                                                Actual           Actual               Actual           Actual

                                                         Earnings Per Share
                                     --------------------------------------------------------

Net Income for Basic EPS                                      $53,289,159       $34,226,399        $126,614,365      $107,666,464
Increases to Diluted EPS as a result of Dilutive CSE's
  Convertible Preferred stock dividends                                 0           582,320                   0           582,320
  Minority interests of exchangeable partnership units          1,202,056           874,232           3,044,013         2,796,643
                                                         -----------------------------------   -----------------------------------
Net Income for Diluted EPS                                    $54,491,215       $35,682,951        $129,658,378      $111,045,427
                                                         ===================================   ===================================

Net Income from discontinued operations for Basic EPS          10,421,463        10,974,717          19,553,226        30,909,464
  Minority Interests of exchangeable O.P. units                   237,607           275,634             461,569           782,799
                                                         -----------------------------------   -----------------------------------
Net Income from discontinued operations for Diluted EPS       $10,659,070       $11,250,351         $20,014,795       $31,692,263
                                                         ===================================   ===================================

Earnings Per Share:
             Basic      NI for CS before Disc. Ops.                 $0.72             $0.40               $1.80             $1.32
             Diluted    NI for CS before Disc. Ops.                 $0.72             $0.40               $1.79             $1.32

             Basic      Discontinued Operations                     $0.17             $0.18               $0.33             $0.53
             Diluted    Discontinued Operations                     $0.17             $0.18               $0.33             $0.52

             Basic      NI for common stockholders                  $0.89             $0.58               $2.13             $1.85
             Diluted    NI for common stockholders                  $0.89             $0.58               $2.12             $1.84

                                                   Funds From Operations Per Share
                                     --------------------------------------------------------

Funds from Operations for Basic FFO per share                 $54,688,693       $50,238,453        $178,782,434      $170,775,009
                                                         ===================================   ===================================
Increases to Diluted FFO as a result of Dilutive CSE's
  Convertible Preferred stock dividends                                 0           582,320                   0         2,858,204
  Minority interests of exchangeable partnership units          1,202,056           874,232           3,044,013         2,796,643
                                                         -----------------------------------   -----------------------------------
Funds from Operations for Diluted FFO per share               $55,890,749       $51,695,005        $181,826,447      $176,429,856
                                                         ===================================   ===================================

FFO Per Share:
             Basic                                                  $0.92             $0.86               $3.01             $2.93
             Diluted                                                $0.91             $0.84               $2.97             $2.87

                                                 Weighted Average Shares Outstanding
                                     --------------------------------------------------------

Weighted Average Shares for Basic
  Net Income and FFO Per Share                                 59,733,074        58,514,253          59,410,511        58,192,961
                                                         ===================================   ===================================

Dilutive Common Stock Equivalents for EPS:
  O.P. Unit equivalents after conversion to common              1,351,616         1,504,902           1,435,862         1,523,000
  Series 2 Cumulative Convertible Preferred Stock                       0         1,374,530                   0           343,633
  Compensation based stock options (Treasury Method)              395,936           350,141             395,485           378,545
                                                         -----------------------------------   -----------------------------------

Weighted Average Shares for Diluted EPS                        61,480,626        61,743,826          61,241,858        60,438,139
                                                         ===================================   ===================================

Dilutive Common Stock Equivalents for FFO:
  Series 2 Cumulative Convertible Preferred Stock                       0                 0                   0         1,115,630
                                                         -----------------------------------   -----------------------------------

Weighted Average Shares for Diluted
  Funds from Operations  Per Share                             61,480,626        61,743,826          61,241,858        61,553,769
                                                         ===================================   ===================================

Funds From Operations Reconciliation to Net Income--Actual Results

For the Periods Ended December 31, 2003 and 2003

                                                    Three Months Ended                    Year to Date
                                                    2003            2002              2003              2002
                                                    ----            ----              ----              ----

Funds From Operations:

Net income for common stockholders               $  53,289,159   $   34,226,399   $   126,614,365   $   107,666,464
  Add (Less):
   Depreciation and amortization
     expense - real property                        18,623,923       18,199,019        72,117,235        67,905,998
   Amortization of leasing commissions               2,019,424        2,070,471         7,051,871         6,029,223
   (Gain) loss on sale of operating
     properties                                    (19,243,813)      (4,257,436)      (27,001,037)      (10,826,676)
   Convertible preferred stock dividends                     0          582,320                 0         2,858,204
   Minority interest of exchangeable
    partnership units                                1,202,056          874,232         3,044,013         2,796,643
                                                  ------------    -------------    --------------    --------------
Funds from Operations                            $  55,890,749   $   51,695,005   $   181,826,447   $   176,429,856
                                                  ============    =============    ==============    ==============


 Weighted Average Shares
 For Diluted FFO Per Share (000s)                   61,480,626       61,743,826        61,241,858       61,553,769


Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency's taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.